                                                                       EXHIBIT 4

                                  FORM OF NOTE

         EXCEPT AS OTHERWISE PROVIDED IN THIS GLOBAL SECURITY, THIS GLOBAL SECURITY MAY BE TRANSFERRED, IN WHOLE BUT NOT IN PART, ONLY TO ANOTHER NOMINEE OF THE DEPOSITORY, OR TO THE DEPOSITORY, OR TO A SUCCESSOR DEPOSITORY OR TO A NOMINEE OF SUCH SUCCESSOR DEPOSITORY.

         Unless this Certificate is presented by an authorized representative of The Depository Trust Company, a New York Corporation ("DTC"), to Issuer or its agent for registration of transfer, exchange or payment, and any certificate issued is registered in the name of Cede & Co. or in such other name as is requested by an authorized representative of DTC (and any payment is made to Cede & Co. or to such other entity as is requested by an authorized representative of DTC), ANY TRANSFER, PLEDGE OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL inasmuch as the registered owner hereof, Cede & Co., has an interest herein.



                                EATON CORPORATION
                                 [$___________]

                             % _______ Note due 20__


R-1                                                        CUSIP [             ]


         EATON CORPORATION, a corporation duly organized and existing under the laws of the State of Ohio (herein called the "Company", which term includes any successor corporation under the Indenture hereinafter referred to), for value received, hereby promises to pay to CEDE & CO., or registered assigns, as nominee of The Depository Trust Company, the principal sum of [_______________ _______DOLLARS] ($___________) on ________, 20__, and to pay interest thereon from [________, 1999] or from the most recent Interest Payment Date to which interest has been paid or duly provided for, semi-annually on [ ] and [ ] of each year, commencing [ ], 2000, at the rate of [ %] per annum until the principal hereof is paid or made available for payment (each such date, an "Interest Payment Date"). The interest so payable, and punctually paid or duly provided for, on any Interest Payment Date will, as provided in the Indenture, be paid to the Person in whose name this Global Security (or one or more Predecessor Securities) is registered at the close of business on the Regular Record Date for such interest, which shall be the [ ] or [ ] (whether or not a Business Day), as the case may be, next preceding such Interest Payment Date.

         Any such interest not punctually paid or duly provided for will forthwith cease to be payable to the holder hereof on such Regular Record Date and may either be paid to the Person in whose name this Global Security (or one or more Predecessor Securities) is registered at the close of business on a special record date for the payment of such defaulted interest to be fixed by the Trustee, notice whereof shall be given to the holder hereof not less than 10 days prior to such special record date, or be paid at any time in any other lawful manner not inconsistent with the requirements of any securities exchange on which the Securities of this series may be listed, and upon such notice as may be required by such exchange, all as more fully provided in the Indenture.

         This Global Security is one of the duly authorized securities of the Company (herein called the "Securities") issued and to be issued in one or more series under an Indenture dated as of April 1, 1994 (the "Indenture"), between the Company and The Chase Manhattan Bank (formerly known as Chemical Bank), as Trustee (herein called the "Trustee," which term includes any successor trustee under the Indenture with respect to the series of Securities represented hereby), to which Indenture and all indentures supplemental thereto reference is hereby made for a statement of the respective rights, limitations of rights, duties and immunities thereunder of the Company, the Trustee and the holders of the Securities and of the terms upon which the Securities are, and are to be, authenticated and delivered. This Security is a Global Security representing the Securities of the series designated ________% Notes due 20__, which Securities are limited in aggregate principal amount to [$___________]. The Company may, without the consent of the holder hereof, create and issue additional Securities ranking pari passu with the Securities of this series in all respects.

         Payment of the principal of and any interest on this Global Security will be made at the office or agency of the Company maintained for that purpose in the Borough of Manhattan, the City and State of New York, in such coin or currency of the United States of America as at the time of payment is legal tender for payment of public and private debts and in immediately available funds; provided, however, that at the option of the Company, payment of interest may be made by wire transfer of immediately available funds to an account of the Person entitled thereto as such account shall be provided to the Security Registrar at least 15 days prior to the applicable Interest Payment Date and shall appear in the Security Register.

         Initially the Trustee will act as authenticating agent, paying agent (the "Paying Agent") and the security registrar (the "Security Registrar") for the Securities. The Company may change any authenticating agent or Paying Agent at any time without notice to holders of the Securities. The Securities are in registered form without coupons in denominations of $1,000 of the principal amount and multiples of $1,000 in excess thereof. A holder of Securities may register the transfer or exchange of Securities in accordance with the terms of this Global Security. The Security Registrar may require a holder of Securities, among other things, to furnish appropriate endorsements and transfer documents and to pay any taxes and fees required by law or permitted in the Indenture.

         This Global Security is not subject to redemption prior to Stated Maturity and is not subject to any sinking fund provision.

         If an Event of Default with respect to this Global Security shall occur and be continuing, the principal hereof may be declared due and payable in the manner and with the effect provided in the Indenture.

         The Indenture contains provisions permitting the Company and the Trustee, with the consent of the holders of not less than a majority in stated principal amount of the Securities at the time outstanding of each series to be affected, evidenced as in the Indenture provided, to execute supplemental indentures adding any provisions to or changing in any manner or eliminating any of the provisions of the Indenture or of any supplemental indenture or modifying in any manner the rights of the holders of the Securities of each such series to be affected; provided, however, that, without the consent of the holder of each Security so affected, no such supplemental indenture shall, among other things,
(i) change the Stated Maturity of the principal of, or any installment of interest on, any Security of such series, or reduce the principal amount thereof, or any premium payable upon redemption thereof, or reduce the rate of interest thereon, or change the Place of Payment where, or the coin or currency in which, any Security or any premium or interest thereon is payable or impair the right to institute suit for the enforcement of any such payment on or after the Stated Maturity thereof or (ii) reduce the aforesaid percentage of Outstanding Securities of any series, the holders of which are required to consent to any supplemental indenture, or the consent of whose holders is required for any waiver of compliance with certain provisions of the Indenture or of certain defaults thereunder and their consequences provided for in the Indenture, or reduce the requirements for quorum or voting with respect to the Securities or (iii) modify any of the provisions of Section 902, Section 513 or
Section 1011 of the Indenture except to increase any such percentage or to provide that certain other provisions of the Indenture which affect such series cannot be waived or modified without the consent of the holder of each Outstanding Security of such series. The holders of a majority in principal amount of the Securities of any series at the time Outstanding may on behalf of the holders of all the Securities of such series at the time outstanding waive certain past defaults under the Indenture and their consequences, subject to the conditions and as provided in the Indenture.

         Any such consent or waiver or other action by the holder of this Global Security shall be conclusive and binding upon such holder and upon all future holders of this Global Security and of any Global Security issued upon registration of transfer hereof or in exchange or substitution herefor, irrespective of whether any notation thereof is made upon this Global Security or such other Global Security.

         No reference herein to the Indenture and no provision of this Global Security or of the Indenture shall affect or impair the right of the holder of this Global Security to receive payment of the principal of and interest on this Global Security at the time and places, at the rate and in the coin or currency herein prescribed.

         As provided in the Indenture and subject to certain limitations therein and herein set forth, particularly the limitations set forth in the third, fourth, fifth, and sixth succeeding paragraphs, upon surrender of this Global Security for registration of transfer or exchange at the office or agency of the Company in the Borough of Manhattan, the City and State of New York, duly endorsed by, or accompanied by a written instrument of transfer in form satisfactory to the Company and the Security Registrar duly executed by, the holder hereof or his attorney duly authorized in writing, a new Global Security in authorized denominations, for the same aggregate principal amount, will be issued to the designated transferee or transferees or the holder hereof in exchange herefor, without charge except for any tax or other governmental charge payable in connection therewith.

         Prior to due presentment of this Global Security for registration of transfer, the Company, the Trustee and any agent of the Company or the Trustee may treat the Person in whose name this Global Security is registered as the owner hereof for all purposes, whether or not this Global Security be overdue, and neither the Company, the Trustee nor any such agent shall be affected by notice to the contrary.

         For purposes of the Indenture this Global Security constitutes a Security issued in permanent global form. The initial depository therefor shall be The Depository Trust Company (herein referred to, together with any successor thereto provided for herein, as the "Depository").

         Subject to the provisions set forth below, this Global Security may be transferred, in whole but not in part and in the manner provided in Section 305 of the Indenture, only to a nominee of the Depository, or to the Depository, or a successor Depository appointed by the Company, or to a nominee of such successor Depository.

         If at any time the Depository for this Global Security notifies the Company that it is unwilling or unable to continue as Depository for this Global Security or if at any time the Depository for this Global Security shall no longer be eligible or in good standing under the Securities Exchange Act of 1934, as amended, or other applicable statute or regulation, the Company shall appoint a successor Depository for this Global Security. If a successor Depository for this Global Security is not appointed by the Company within 90 days after the Company receives such notice or becomes aware of such ineligibility, the Company will execute, and the Trustee, upon receipt of a Company Order for the authentication and delivery of individual Securities of this series in exchange for this Global Security, will authenticate and deliver individual Securities of this series in definitive form in an aggregate principal amount equal to the principal amount of this Global Security in exchange herefor.

         The Company may at any time and in its sole discretion determine that the Securities of this series shall no longer be represented by a Global Security. In such event the Company will execute, and the Trustee, upon receipt of a Company Order for the authentication and delivery of individual Securities of this series in exchange in whole or in part for such Global Security, will authenticate and deliver individual Securities of this series in definitive form in an aggregate principal amount equal to the principal amount of this Global Security in exchange herefor.

         In any exchange provided for in any of the preceding two paragraphs, the Company will execute and the Trustee will authenticate and deliver individual Securities in definitive registered form without coupons, in denominations of $1,000 and any integral multiple thereof. Upon the exchange in whole of this Global Security for individual Securities, this Global Security shall be canceled by the Trustee. Securities issued in exchange for this Global Security pursuant to the preceding two paragraphs shall be registered in such names and in such authorized denominations as the Depository for this Global Security, pursuant to instructions from its direct or indirect participants or otherwise, shall instruct the Trustee. The Trustee shall deliver such Securities to the Persons in whose name such Securities are so registered.

         None of the Company, the Trustee, any Paying Agent or the Security Registrar will have any responsibility or liability for any aspect of the records relating to or payments made on account of beneficial ownership interests in this Global Security or for maintaining, supervising or reviewing any records relating to such beneficial ownership interests.

         The Indenture contains provisions under which the Company may at its option at any time either (i) be discharged from its obligations with respect to the Securities of this series (except for the obligations to register the transfer or exchange of such Securities, to replace mutilated, destroyed, lost or stolen Securities of this series, to maintain an office or agency in respect of the Securities of this series and to hold moneys for payment in trust), or
(ii) be released from its obligations with respect to the Securities of this series under Sections 1009 (Limitation on Liens) and 1010 (Limitation on Sale and Leaseback Transactions) of the Indenture and related Events of Default, in each case upon compliance by the Company with certain conditions set forth in the Indenture, which provisions apply to the Securities of this series.

         No recourse under or upon any obligation, covenant or agreement of the Indenture or this Global Security, or for any claim based thereon or otherwise in respect thereof, shall be had against any incorporator, shareholder, employee, officer or director, as such, past, present or future, of the Company or of any successor corporation, either directly or through the Company whether by virtue of any constitution, statute or rule of law, or by the enforcement of any assessment or penalty or otherwise, all such liability being, by the acceptance hereof and as part of the consideration for the issue hereof, expressly waived and released by every holder hereof.

         All terms used in this Global Security which are defined in the Indenture shall have the meanings assigned to them in the Indenture.

         Unless the certificate of authentication hereon has been executed by the Trustee by manual signature, this Global Security shall not be entitled to any benefit under the Indenture or be valid or obligatory for any purpose.

         IN WITNESS WHEREOF, Eaton Corporation has caused this instrument to be signed by two authorized officers and attested by its Secretary or one of its Assistant Secretaries, manually or in facsimile, and its corporate seal to be affixed hereunto or imprinted hereto.


Dated:   __________, 1999                   EATON CORPORATION


                                            By
                                               _________________________________

                                            By _________________________________


[CORPORATE SEAL]



Attest:______________________________

          Secretary



                     TRUSTEE'S CERTIFICATE OF AUTHENTICATION



         This is one of the Securities of the series designated therein referred to in the within-mentioned Indenture.

                                           THE CHASE MANHATTAN BANK, as Trustee,


                                           By _______________________________

                                              Authorized Officer

                            [FORM OF TRANSFER NOTICE]



         FOR VALUE RECEIVED, the undersigned registered holder hereby sells, assigns and transfers unto


PLEASE INSERT SOCIAL SECURITY OR OTHER
IDENTIFYING NUMBER OF ASSIGNEE





--------------------------------------------------------------------------------
(Print or Type Name and Address including Zip Code of Assignee)



--------------------------------------------------------------------------------
the within Global Security, and all rights thereunder, hereby irrevocably constituting and appointing


_______________________________________________________________________ attorney to transfer said Global Security on the books of the Company, with full power of substitution in the premises.


Dated: ___________________________

NOTE: The signature to this assignment must correspond with the name as written upon the face of the within Global Security in every particular without alteration or enlargement or any change whatsoever and must be guaranteed by a commercial bank or trust company having its principal office or correspondent in the City of New York or by a member of the New York Stock Exchange.

                               FORM OF DEBENTURE

         EXCEPT AS OTHERWISE PROVIDED IN THIS GLOBAL SECURITY, THIS GLOBAL SECURITY MAY BE TRANSFERRED, IN WHOLE BUT NOT IN PART, ONLY TO ANOTHER NOMINEE OF THE DEPOSITORY, OR TO THE DEPOSITORY, OR TO A SUCCESSOR DEPOSITORY OR TO A NOMINEE OF SUCH SUCCESSOR DEPOSITORY.

         Unless this Certificate is presented by an authorized representative of The Depository Trust Company, a New York Corporation ("DTC"), to Issuer or its agent for registration of transfer, exchange or payment, and any certificate issued is registered in the name of Cede & Co. or in such other name as is requested by an authorized representative of DTC (and any payment is made to Cede & Co. or to such other entity as is requested by an authorized representative of DTC), ANY TRANSFER, PLEDGE OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL inasmuch as the registered owner hereof, Cede & Co., has an interest herein.



                                EATON CORPORATION
                              [$                  ]

                          % _______ Debenture due 20__

R-1                                                       CUSIP [              ]

         EATON CORPORATION, a corporation duly organized and existing under the laws of the State of Ohio (herein called the "Company", which term includes any successor corporation under the Indenture hereinafter referred to), for value received, hereby promises to pay to CEDE & CO., or registered assigns, as nominee of The Depository Trust Company, the principal sum of [___________ DOLLARS] ($______) on ________, 20__, and to pay interest thereon from [________, 1999] or from the most recent Interest Payment Date to which interest has been paid or duly provided for, semi-annually on [ ] and [ ] of each year, commencing [ ], 2000, at the rate of [ %] per annum until the principal hereof is paid or made available for payment (each such date, an "Interest Payment Date"). The interest so payable, and punctually paid or duly provided for, on any Interest Payment Date will, as provided in the Indenture, be paid to the Person in whose name this Global Security (or one or more Predecessor Securities) is registered at the close of business on the Regular Record Date for such interest, which shall be the [ ] or [ ] (whether or not a Business
Day), as the case may be, next preceding such Interest Payment Date.

         Any such interest not punctually paid or duly provided for will forthwith cease to be payable to the holder hereof on such Regular Record Date and may either be paid to the Person in whose name this Global Security (or one or more Predecessor Securities) is registered at the close of business on a special record date for the payment of such defaulted interest to be fixed by the

Trustee, notice whereof shall be given to the holder hereof not less than 10 days prior to such special record date, or be paid at any time in any other lawful manner not inconsistent with the requirements of any securities exchange on which the Securities of this series may be listed, and upon such notice as may be required by such exchange, all as more fully provided in the Indenture.

         This Global Security is one of the duly authorized securities of the Company (herein called the "Securities") issued and to be issued in one or more series under an Indenture dated as of April 1, 1994 (the "Indenture"), between the Company and The Chase Manhattan Bank (formerly known as Chemical Bank), as Trustee (herein called the "Trustee," which term includes any successor trustee under the Indenture with respect to the series of Securities represented hereby), to which Indenture and all indentures supplemental thereto reference is hereby made for a statement of the respective rights, limitations of rights, duties and immunities thereunder of the Company, the Trustee and the holders of the Securities and of the terms upon which the Securities are, and are to be, authenticated and delivered. This Security is a Global Security representing the Securities of the series designated ________% Debentures due 20__, which Securities are limited in aggregate principal amount to [$_____________]. The Company may, without the consent of the holder hereof, create and issue additional Securities ranking pari passu with the Securities of this series in all respects.

         Payment of the principal of and any interest on this Global Security will be made at the office or agency of the Company maintained for that purpose in the Borough of Manhattan, the City and State of New York, in such coin or currency of the United States of America as at the time of payment is legal tender for payment of public and private debts and in immediately available funds; provided, however, that at the option of the Company, payment of interest may be made by wire transfer of immediately available funds to an account of the Person entitled thereto as such account shall be provided to the Security Registrar at least 15 days prior to the applicable Interest Payment Date and shall appear in the Security Register.

         Initially the Trustee will act as authenticating agent, paying agent (the "Paying Agent") and the security registrar (the "Security Registrar") for the Securities. The Company may change any authenticating agent or Paying Agent at any time without notice to holders of the Securities. The Securities are in registered form without coupons in denominations of $1,000 of the principal amount and multiples of $1,000 in excess thereof. A holder of Securities may register the transfer or exchange of Securities in accordance with the terms of this Global Security. The Security Registrar may require a holder of Securities, among other things, to furnish appropriate endorsements and transfer documents and to pay any taxes and fees required by law or permitted in the Indenture.

         This Global Security is not subject to redemption prior to Stated Maturity and is not subject to any sinking fund provision.

         If an Event of Default with respect to this Global Security shall occur and be continuing, the principal hereof may be declared due and payable in the manner and with the effect provided in the Indenture.

         The Indenture contains provisions permitting the Company and the Trustee, with the consent of the holders of not less than a majority in stated principal amount of the Securities at the time outstanding of each series to be affected, evidenced as in the Indenture provided, to execute supplemental indentures adding any provisions to or changing in any manner or eliminating any of the provisions of the Indenture or of any supplemental indenture or modifying in any manner the rights of the holders of the Securities of each such series to be affected; provided, however, that, without the consent of the holder of each Security so affected, no such supplemental indenture shall, among other things,
(i) change the Stated Maturity of the principal of, or any installment of interest on, any Security of such series, or reduce the principal amount thereof, or any premium payable upon redemption thereof, or reduce the rate of interest thereon, or change the Place of Payment where, or the coin or currency in which, any Security or any premium or interest thereon is payable or impair the right to institute suit for the enforcement of any such payment on or after the Stated Maturity thereof or (ii) reduce the aforesaid percentage of Outstanding Securities of any series, the holders of which are required to consent to any supplemental indenture, or the consent of whose holders is required for any waiver of compliance with certain provisions of the Indenture or of certain defaults thereunder and their consequences provided for in the Indenture, or reduce the requirements for quorum or voting with respect to the Securities or (iii) modify any of the provisions of Section 902, Section 513 or
Section 1011 of the Indenture except to increase any such percentage or to provide that certain other provisions of the Indenture which affect such series cannot be waived or modified without the consent of the holder of each Outstanding Security of such series. The holders of a majority in principal amount of the Securities of any series at the time Outstanding may on behalf of the holders of all the Securities of such series at the time outstanding waive certain past defaults under the Indenture and their consequences, subject to the conditions and as provided in the Indenture.

         Any such consent or waiver or other action by the holder of this Global Security shall be conclusive and binding upon such holder and upon all future holders of this Global Security and of any Global Security issued upon registration of transfer hereof or in exchange or substitution herefor, irrespective of whether any notation thereof is made upon this Global Security or such other Global Security.

         No reference herein to the Indenture and no provision of this Global Security or of the Indenture shall affect or impair the right of the holder of this Global Security to receive payment of the principal of and interest on this Global Security at the time and places, at the rate and in the coin or currency herein prescribed.

         As provided in the Indenture and subject to certain limitations therein and herein set forth, particularly the limitations set forth in the third, fourth, fifth, and sixth succeeding paragraphs, upon surrender of this Global Security for registration of transfer or exchange at the office or agency of the Company in the Borough of Manhattan, the City and State of New York, duly endorsed by, or accompanied by a written instrument of transfer in form satisfactory to the Company and the Security Registrar duly executed by, the holder hereof or his attorney duly authorized in writing, a new Global Security in authorized denominations, for the same aggregate principal amount, will be issued to the designated transferee or transferees or the holder hereof in exchange herefor, without charge except for any tax or other governmental charge payable in connection therewith.

         Prior to due presentment of this Global Security for registration of transfer, the Company, the Trustee and any agent of the Company or the Trustee may treat the Person in whose name this Global Security is registered as the owner hereof for all purposes, whether or not this Global Security be overdue, and neither the Company, the Trustee nor any such agent shall be affected by notice to the contrary.

         For purposes of the Indenture this Global Security constitutes a Security issued in permanent global form. The initial depository therefor shall be The Depository Trust Company (herein referred to, together with any successor thereto provided for herein, as the "Depository").

         Subject to the provisions set forth below, this Global Security may be transferred, in whole but not in part and in the manner provided in Section 305 of the Indenture, only to a nominee of the Depository, or to the Depository, or a successor Depository appointed by the Company, or to a nominee of such successor Depository.

         If at any time the Depository for this Global Security notifies the Company that it is unwilling or unable to continue as Depository for this Global Security or if at any time the Depository for this Global Security shall no longer be eligible or in good standing under the Securities Exchange Act of 1934, as amended, or other applicable statute or regulation, the Company shall appoint a successor Depository for this Global Security. If a successor Depository for this Global Security is not appointed by the Company within 90 days after the Company receives such notice or becomes aware of such ineligibility, the Company will execute, and the Trustee, upon receipt of a Company Order for the authentication and delivery of individual Securities of this series in exchange for this Global Security, will authenticate and deliver individual Securities of this series in definitive form in an aggregate principal amount equal to the principal amount of this Global Security in exchange herefor.

         The Company may at any time and in its sole discretion determine that the Securities of this series shall no longer be represented by a Global Security. In such event the Company will execute, and the Trustee, upon receipt of a Company Order for the authentication and delivery of individual Securities of this series in exchange in whole or in part for such Global Security, will authenticate and deliver individual Securities of this series in definitive form in an aggregate principal amount equal to the principal amount of this Global Security in exchange herefor.

         In any exchange provided for in any of the preceding two paragraphs, the Company will execute and the Trustee will authenticate and deliver individual Securities in definitive registered form without coupons, in denominations of $1,000 and any integral multiple thereof. Upon the exchange in whole of this Global Security for individual Securities, this Global Security shall be canceled by the Trustee. Securities issued in exchange for this Global Security pursuant to the preceding two paragraphs shall be registered in such names and in such authorized denominations as the Depository for this Global Security, pursuant to instructions from its direct or indirect participants or otherwise, shall instruct the Trustee. The Trustee shall deliver such Securities to the Persons in whose name such Securities are so registered.

         None of the Company, the Trustee, any Paying Agent or the Security Registrar will have any responsibility or liability for any aspect of the records relating to or payments made on account of beneficial ownership interests in this Global Security or for maintaining, supervising or reviewing any records relating to such beneficial ownership interests.

         The Indenture contains provisions under which the Company may at its option at any time either (i) be discharged from its obligations with respect to the Securities of this series (except for the obligations to register the transfer or exchange of such Securities, to replace mutilated, destroyed, lost or stolen Securities of this series, to maintain an office or agency in respect of the Securities of this series and to hold moneys for payment in trust), or
(ii) be released from its obligations with respect to the Securities of this series under Sections 1009 (Limitation on Liens) and 1010 (Limitation on Sale and Leaseback Transactions) of the Indenture and related Events of Default, in each case upon compliance by the Company with certain conditions set forth in the Indenture, which provisions apply to the Securities of this series.

         No recourse under or upon any obligation, covenant or agreement of the Indenture or this Global Security, or for any claim based thereon or otherwise in respect thereof, shall be had against any incorporator, shareholder, employee, officer or director, as such, past, present or future, of the Company or of any successor corporation, either directly or through the Company whether by virtue of any constitution, statute or rule of law, or by the enforcement of any assessment or penalty or otherwise, all such liability being, by the acceptance hereof and as part of the consideration for the issue hereof, expressly waived and released by every holder hereof.

         All terms used in this Global Security which are defined in the Indenture shall have the meanings assigned to them in the Indenture.

         Unless the certificate of authentication hereon has been executed by the Trustee by manual signature, this Global Security shall not be entitled to any benefit under the Indenture or be valid or obligatory for any purpose.

         IN WITNESS WHEREOF, Eaton Corporation has caused this instrument to be signed by two authorized officers and attested by its Secretary or one of its Assistant Secretaries, manually or in facsimile, and its corporate seal to be affixed hereunto or imprinted hereto.


Dated:            ____, 1999                        EATON CORPORATION


                                                     By ________________________



                                                     By ________________________

[CORPORATE SEAL]



Attest:_________________________________
          Secretary






                     TRUSTEE'S CERTIFICATE OF AUTHENTICATION



         This is one of the Securities of the series designated therein referred to in the within-mentioned Indenture.

                                           THE CHASE MANHATTAN BANK, as Trustee,


                                           By _____________________________
                                              Authorized Officer

                            [FORM OF TRANSFER NOTICE]



         FOR VALUE RECEIVED, the undersigned registered holder hereby sells, assigns and transfers unto


PLEASE INSERT SOCIAL SECURITY OR OTHER
IDENTIFYING NUMBER OF ASSIGNEE





--------------------------------------------------------------------------------
(Print or Type Name and Address including Zip Code of Assignee)




--------------------------------------------------------------------------------
the within Global Security, and all rights thereunder, hereby irrevocably constituting and appointing


_______________________________________________________________________ attorney to transfer said Global Security on the books of the Company, with full power of substitution in the premises.


Dated: ____________________


NOTE: The signature to this assignment must correspond with the name as written upon the face of the within Global Security in every particular without alteration or enlargement or any change whatsoever and must be guaranteed by a commercial bank or trust company having its principal office or correspondent in the City of New York or by a member of the New York Stock Exchange.